UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant  [x]     Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement


[ ]  Definitive Additional Materials


[ ]  Soliciting Material under ss.240.14a-12

                           UNITED CANNABIS CORPORATION
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):


[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:


    (2)  Aggregate number of securities to which transaction applies:



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        to Exchange Act Rule 0-11 (set forth the amount on which the
        Piling fee is calculated and state how it was determined):


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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:


    (2) Form, Schedule or Registration Statement No.:


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    (4) Date Filed:

                           UNITED CANNABIS CORPORATION
                           301 Commercial Road, Unit D
                                Golden, CO 80401
                                 (303) 386-7104

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                   TO BE HELD
                              ______________, 2019

To the Stockholders:

     Notice is hereby given that a special meeting of the stockholders of United Cannabis Corporation (the "Company") will be held at the offices of the Company located at 301 Commercial Road, Unit D, Golden, CO 80401 on __________, 2019, at 10:00 a.m. (Mountain Time), for the following purpose:

     o to approve an amendment to the Company's Articles of Incorporation to increase the authorized capitalization of the Company to 200,000,000 shares of common stock.

     December 31, 2018 is the record date for the determination of stockholders entitled to notice of and to vote at the Meeting (the "Record Date"). Stockholders are entitled to one vote for each shares of common stock held and 15,000 votes for each Series A preferred share held. As of the Record Date, there were 77,120,483 outstanding shares of common stock and 2,000 outstanding shares of Series A preferred stock.

                                       UNITED CANNABIS CORPORATION

__________, 2019                       Earnest Blackmon
                                       Chief Executive Officer










                   PLEASE INDICATE YOUR VOTING INSTRUCTIONS
                           ON THE ATTACHED PROXY CARD,
                  AND SIGN, DATE AND RETURN THE PROXY CARD.
                  TO SAVE THE COST OF FURTHER SOLICITATION,
                              PLEASE VOTE PROMPTLY.



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

                           UNITED CANNABIS CORPORATION
                           301 Commercial Road, Unit D
                                Golden, CO 80401
                                 (303) 386-7104

                                 PROXY STATEMENT

     The accompanying proxy is solicited by the Company's directors for voting at the special meeting of stockholders to be held on ______________, 2019 and at any and all adjournments of the Meeting. If the proxy is executed and returned, it will be voted at the Meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying Notice of the Meeting. Stockholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address shown above or in person at the time of the Meeting. Additionally, any later dated proxy will revoke a previous proxy from the same stockholder.

     Shares of the Company's common stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the Meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Abstentions and broker non-votes will not be counted as having voted against the proposals to be considered at the Meeting.

     Stockholders are entitled to one vote for each shares of common stock held and 15,000 votes for each Series A preferred share held. As of the Record Date, there were 77,120,483 outstanding shares of common stock and 2,000 outstanding shares of Series A preferred stock. One third of the shares entitled to vote represented in person or by proxy will constitute a quorum for the Meeting.

                             PRINCIPAL SHAREHOLDERS

     The following table shows the ownership of our common stock and Series A preferred stock as of the Record Date, by (i) each person whom we know beneficially owns more than 5% of the outstanding shares of our common stock or preferred stock; (ii) each of our executive officers; (iii) each of our directors; and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, to our knowledge each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

Common Stock


                                               Number of            Percentage
Name                                          Shares Owned           of Class
----------------------------------------- --------------------- ---------------

Earnie Blackmon                               29,691,243 (1)           4.7%
301 Commercial Road, Unit D
Golden, CO 80401


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

                                               Number of            Percentage
Name                                          Shares Owned           of Class
----------------------------------------- --------------------- ---------------

Chad Ruby                                     13,113,722 (2)          14.6%
301 Commercial Road, Unit D
Golden, CO 80401

Tony Verzura                                  16,260,992 (3)          20.1%
6812 Saroni Drive
Oakland, CA. 94611

John Walsh                                     2,566,000 (4)            3.2%
301 Commercial Road, Unit D
Golden, CO 80401

All executive officers and directors as       61,631,957              59.9%
a group (four persons)

(1) Includes 8,350,000 shares underlying currently exercisable stock options held by Mr. Blackmon.

(2) Includes 12,530,000 shares underlying currently exercisable stock options held by Mr. Ruby.

(3) Includes 3,600,000 shares underlying currently exercisable stock options held by Mr. Verzura.

(4) Includes 2,491,000 shares underlying currently exercisable stock options and warrants held by Mr. Walsh.

Series A Preferred Stock

                                              Series A          Percentage
Name                                      Preferred Shares       of Class
----------------------------------------- ------------------ ------------------

Earnie Blackmon                                 1,000               50%
Chad Ruby                                         500               25%
Tony Verzura                                      500               25%

     Each Series A preferred share is entitled to 15,000 votes on all matters submitted to the vote of our shareholders.

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

PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION SUCH THAT THE COMPANY WOULD BE AUTHORIZED TO ISSUE 200,000,000 SHARES OF COMMON STOCK.

     Stockholders are being requested to approve an amendment to the Company's Articles of Incorporation which would increase the Company's authorized capitalization to 200,000,000 shares of common stock. The Company is presently authorized to issue 100,000,000 shares of common stock. As of December 31, 2018, the Company had 77,120,483 outstanding shares of common stock as well as outstanding options, warrants and convertible notes which entitle the holders to acquire 37,783,347 additional shares of the Company's common stock.

     Due to the Company's history of losses, the Company has relied upon proceeds from the sale of its common stock, as well as securities convertible into common stock, to meet its funding requirements.

     The Company needs to increase its authorized shares of common stock to accommodate the additional shares which may be issued if all outstanding options, warrants and convertible securities were exercised or converted and to allow the Company to raise additional capital through the sale of common stock or securities convertible into common stock.

     Although the Company will be required to fund its operations through the sale of its securities until the Company is able to generate a profit (if ever), as of the date of this proxy statement, the Company did not have any definitive agreements, arrangements, plans, intentions or commitments, written or oral, with any person requiring the Company to sell or issue any additional shares of its common stock, whether for cash or otherwise, except for the Company's obligation to issue common stock upon the exercise of outstanding options and warrants or the conversion of notes.

     The Company is also authorized to issue up to 10,000,000 shares of preferred stock. Increasing the shares of common stock the Company is authorized to issue will not affect the number of preferred shares the Company is authorized to issue.

     The Company's Board of Directors recommends that stockholders vote FOR this proposal.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

     The Company's Annual Report on Form 10-K for the year ending December 31, 2017 is available at www.sec.gov.

                                     GENERAL

     The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with solicitation of proxies will be paid by the Company including any additional solicitation made by letter or telephone. Failure of a quorum to be present at

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

the meeting will necessitate adjournment and will subject the Company to additional expense.

     The Company's Board of Directors does not intend to present and does not have reason to believe that others will present any other items of business at the annual meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

     Please complete, sign and return the attached proxy promptly.









































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

                           UNITED CANNABIS CORPORATION
               NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

     Important Notice Regarding the Availability of Proxy Materials for the Special Shareholder's Meeting to Be Held on _____________, 2019.

     1.   This notice is not a form for voting.

     2. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

     3. The Notice of the Special Meeting of Shareholders and related Proxy Statement are available at ________________.

     4. If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before _______, 2019 to facilitate timely delivery.

     The special meeting of the Company's shareholders will be held at 301 Commercial Road, Unit D, Golden, CO 80401 on _____________, 2019, at ______ a.m.
Mountain Time, for the following purposes:

     o approve an amendment to the Company's Articles of Incorporation to increase the authorized capitalization of the Company to 200,000,000 shares of common stock;

     o to transact such other business as may properly come before the Meeting.

     The Board of Directors recommends that shareholders vote FOR this proposal.

     December 31, 2018 is the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Holders of the Company's common stock may cast one vote for each share held. Holders of the Company's Series A preferred stock may cast 15,000,000 votes for each share held.

     Shareholders may access the following documents at ____________________:

     o    Notice of the Special Meeting of Shareholders;
     o    Proxy Card.

     Shareholders may request a paper copy of the Proxy Materials and Proxy Card by calling ______________, by emailing the Company at __________________, or by visiting ________________________ and indicating if you want a paper copy of the proxy materials and proxy card: o for this meeting only; or o for this meeting and all other meetings.

     If you have a stock certificate registered in your name, or if you have a proxy from a shareholder of record on December 31, 2018, you can, if desired, attend the special meeting and vote in person. Shareholders can obtain directions to the Special Shareholders' Meeting at _________________________.

     Please visit _____________________ to print and fill out the Proxy Card. Complete and sign the proxy card and mail the Proxy Card to:


                           United Cannabis Corporation
                           301 Commercial Road, Unit D
                                Golden, CO 80401
                                 (303) 386-7104


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

                                      PROXY

                           UNITED CANNABIS CORPORATION
         This Proxy is solicited by the Company's Board of Directors

The undersigned stockholder of United Cannabis Corporation acknowledges receipt of the Notice of the Special Meeting of Stockholders to be held ________, 2019, at 10:00 a.m. local time, to be held at the Company's offices located at 301 Commercial Road, Unit D, Golden, CO 80401 and hereby appoints Earnest Blackmon with the power of substitution, as Attorney and Proxy to vote all the shares of the undersigned at said special meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxy may do or cause to be done by virtue hereof. The above-named Attorney and Proxy is instructed to vote all of the undersigned's shares as follows:

(1) to approve an amendment to the Company's Articles of Incorporation to increase the authorized capitalization of the Company to 200,000,000 shares of common stock.

              [ ]  FOR         [ ]  AGAINST           [ ]   ABSTAIN

    to transact such other business as may come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEM 1.

                                       Dated this ____ day of _________, 2019.


                                       ---------------------------------------
                                                    (Signature)

                                       ---------------------------------------
                                                    (Print Name)


    Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign.
   Executors, trustees, and other fiduciaries should so indicate when signing. Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

                 Send the proxy by regular mail or email to:
                           United Cannabis Corporation
                             Attn: Earnest Blackmon
                           United Cannabis Corporation
                           301 Commercial Road, Unit D
                                Golden, CO 80401
                                 (303) 386-7104
                           Email: eb@unitedcannabis.us